SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)     April 15, 2004

CNH CAPITAL RECEIVABLES INC./CNH EQUIPMENT TRUST 2001-B

(Exact Name of Registrant/Co-Registrant as Specified in Charter)

Delaware Delaware	333-38040 333-38040-02	39-1995297 20-0684949
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 South Saunders Road, Lake Forest, Illinois		60045
c/o The Bank of New York (Delaware), White Clay Center, Route 273, Newark, Delaware		19711
(Address of Principal Executive Office)		(Zip Code)

(847) 735-9200

(302) 283-8079

(Registrant’s/Co-Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Item 5.    Other Events

The Registrant and Co-Registrant are filing the Monthly Servicer Report listed in Item 7(c) below with respect to their outstanding publicly-offered securities.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

Exhibit 20.1 - Monthly Servicer Report dated April 15, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant and Co-Registrant have each duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CNH CAPITAL RECEIVABLES INC.
(Registrant)

Dated: April 15, 2004	By:	/s/ BRIAN O’KEANE
Brian O’Keane
Assistant Treasurer

CNH EQUIPMENT TRUST 2001-B
By: Case Credit Corporation,
Administrator of the CNH Equipment Trust
2001-B
(Co-Registrant)

Dated: April 15, 2004	By:	/s/ BRIAN O’KEANE
Brian O’Keane
Assistant Treasurer

EXHIBIT INDEX

Exhibit 20.1 - Monthly Servicer Report dated April 15, 2004